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                                                                   EXHIBIT 10.11

                                                         BOWLING GREEN, KENTUCKY

                               FIRST AMENDMENT TO
                   THIRD AMENDED AND RESTATED LEASE AGREEMENT

      THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LEASE AGREEMENT (the "First Amendment") is made and entered into on this the 31st day of December, 2004, by and between 1300 CAMPBELL LANE, LLC, a Delaware limited liability company ("Lessor"), and 1300 CAMPBELL LANE OPERATING COMPANY, LLC, a Delaware limited liability company ("Lessee") as follows:

                                R E C I T A L S:

      A. Lessor and Lessee entered into that certain Third Amended and Restated Lease Agreement dated as of December 20, 2004 (the "Lease"), whereby the Lessor leased to Lessee certain leased property, including the real property located in Kentfield, Marin County, California, as described in the Lease.

      B. Lessor and Lessee desire to amend the terms, conditions and provisions of the Lease.

      NOW, THEREFORE, in consideration of mutual covenants, conditions and agreements herein contained, the parties hereto agree that the Lease is hereby amended as follows:

      1.    AMENDMENT.

      Article XXI ("Substitution of Property") is hereby deleted in its entirety, and all references in the Lease to the substitution of property and the "substituted property" are hereby deleted in their entirety.

      2. REPRESENTATION. Lessee represents and warrants that no consents, approvals or notices are required to be obtained from or given to any persons in connection with the execution of this First Amendment.

      3. NO DEFAULTS. Lessee represents and warrants that all representations and warranties set forth in the Lease are true and correct at the date hereof and that there are no defaults or events of default under the Lease.

      4. RATIFICATION. Except as expressly amended hereby, the Lease is hereby confirmed and ratified in all respects by each of the parties thereto.

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      5.    MISCELLANEOUS.

      (a) Lessee acknowledges, represents and warrants that the officer of the Lessee, whose name is signed to this First Amendment, has been duly and properly authorized by the Lessee to sign this First Amendment for and on behalf of the Lessee.

      (b) This First Amendment may be executed in separate counterparts each of which shall be an original and all of which shall be deemed to be one and the same instrument.

                       [See Following Page for Signatures]

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      IN WITNESS WHEREOF, Lessor and Lessee have executed this First Amendment to be effective as of the date first written above.

                                      LESSOR:

                                      1300 CAMPBELL LANE, LLC,
                                      a Delaware limited liability company

                                      By:  MPT Operating Partnership, L.P.
                                      Its: Sole Member

                                      By:  /s/ R. Steven Hamner
                                           ------------------------------------
                                           R. Steven Hamner
                                      Its: Executive Vice President and
                                           Chief Financial Officer

                                      LESSEE:

                                      1300 CAMPBELL LANE
                                      OPERATING COMPANY, LLC,
                                      a Delaware limited liability company

                                      By:  /s/ Brad E. Hollinger
                                          --------------------------------------
                                           Brad E. Hollinger
                                      Its: President

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STATE OF ALABAMA
JEFFERSON COUNTY

      The foregoing instrument was acknowledged before me on this ____ day of ____________, 200____, by R. Steven Hamner, as the Executive Vice President and Chief Financial Officer of MPT Operating Partnership, L.P., as the Sole Member of 1300 Campbell Lane, LLC, a Delaware limited liability company, who did acknowledge that the same was his free act and deed individually and as such officer, and the same act and deed of said limited liability company.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year in this certificate first above written.

                                           _____________________________________
                                           NOTARY PUBLIC
                                           Printed Named:_______________________
[AFFIX NOTARY SEAL]                        My Commission Expires:_______________

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STATE OF ______________
_______________ COUNTY

      The foregoing instrument was acknowledged before me on this ____ day of ____________, 200____, by Brad E. Hollinger, the President of 1300 Campbell Lane Operating Company, LLC, a Delaware limited liability company, who did acknowledge that the same was his free act and deed individually and as such officer, and the same act and deed of said limited liability company.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year in this certificate first above written.

                                           _____________________________________
                                           NOTARY PUBLIC
                                           Printed Named:_______________________
[AFFIX NOTARY SEAL]                        My Commission Expires:_______________

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